Exhibit 32.2

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of BF Acquisition Group V, Inc. (the "Company") on Form 10-QSB for the period ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Colucci, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 20, 2004


                                    /s/ William Colucci
                                    --------------------------------
                                    William Colucci, Treasurer
                                    BF Acquisition Group V, Inc.